SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                       Westamerica Bancorporation
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                       Westamerica Bancorporation
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

- ----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

- ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- ----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------------

(5)  Total fee paid:

- ----------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

- ----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- ----------------------------------------------------------------------------

(3)  Filing party:

- ----------------------------------------------------------------------------

(4)  Date filed:

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


                        WESTAMERICA BANCORPORATION LOGO


                              1108 FIFTH AVENUE
                         SAN RAFAEL, CALIFORNIA 94901
                                March 21, 1995

To Our Shareholders:

   The Annual Meeting of Shareholders of Westamerica Bancorporation will be held at 7:30 p.m. on Tuesday, April 25, 1995, at the Showcase Theatre, Marin Center, San Rafael, California, as stated in the formal notice accompanying this letter. We hope you will plan to attend.

   At the Annual Meeting, the shareholders will be asked to elect directors, to approve an amendment to the Restated Articles of Incorporation which would increase the number of shares of authorized Common Stock, to approve a new stock option plan, to approve the selection of independent auditors and to consider a shareholder proposal.

     Please sign and return the enclosed proxy as promptly as possible so that your shares may be represented at the Annual Meeting. If you attend, you may vote in person even though you previously returned your proxy.

   We look forward to seeing you at the Annual Meeting on Tuesday, April 25, 1995.

                                        Sincerely,


                                        /s/ David L. Payne
                                        ------------------------
                                        DAVID L. PAYNE
                                        Chairman of the Board

                          WESTAMERICA BANCORPORATION
                              1108 FIFTH AVENUE
                         SAN RAFAEL, CALIFORNIA 94901
                                   ----------
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS--APRIL 25, 1995

To the Shareholders of WESTAMERICA BANCORPORATION:

     The Annual Meeting of Shareholders will be held at the Showcase Theatre, Marin Center, San Rafael, California, on Tuesday, April 25, 1995, at 7:30 p.m. for the purpose of:

     1. Electing 12 directors;

     2. Approving an amendment to the Restated Articles of Incorporation which would increase the number of shares of authorized Common Stock;

     3. Approving a new stock option plan;

     4. Approving the selection of independent auditors for 1995;

     5. Consideration of a shareholder proposal to change the method of compensating the members who serve on the Board of Directors;

     6. Transacting such other business as may properly come before the Annual Meeting.

     Shareholders of record at the close of business on March 1, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. You are cordially invited to attend the Annual Meeting. If you do not expect to be present, please complete, sign and date the accompanying proxy and mail it at once in the enclosed envelope. No postage is necessary if mailed within the United States.

     WESTAMERICA BANCORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 IS ENCLOSED. THE ANNUAL REPORT CONTAINS FINANCIAL AND OTHER INFORMATION ABOUT THE ACTIVITIES OF WESTAMERICA BANCORPORATION, BUT IT IS NOT TO BE DEEMED A PART OF THE PROXY SOLICITING MATERIALS.

                                                  BY ORDER OF THE BOARD OF
                                                   DIRECTORS


                                                  /s/ Mary Anne Bell
                                                  -----------------------------
                                                  Mary Anne Bell
                                                  Assistant Corporate Secretary


Dated: March 21, 1995

- --------------------------------------------------------------------------------
|                             YOUR VOTE IS IMPORTANT
|                                                                              |
|    YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO   |
|    THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.             |
|                                                                              |
- --------------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                                    PAGE
                                                                   --------
     GENERAL ....................................................     1

     ELECTION OF DIRECTORS ......................................     2

     CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND
      CERTAIN COMMITTEES OF THE BOARD ...........................     5

     EXECUTIVE OFFICERS .........................................     6

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
      MANAGEMENT ................................................     8

     EXECUTIVE COMPENSATION .....................................    11

     RETIREMENT BENEFITS AND OTHER ARRANGEMENTS .................    12

     BOARD COMPENSATION COMMITTEE REPORT ........................    14

     STOCK PERFORMANCE CHART ....................................    16

     APPROVAL OF AMENDMENT OF THE RESTATED ARTICLES OF
      INCORPORATION .............................................    16


     APPROVAL OF THE CORPORATION'S STOCK OPTION PLAN OF 1995  ...    18

     APPROVAL OF AUDITORS .......................................    20


     SHAREHOLDER PROPOSAL .......................................    20


     OTHER MATTERS ..............................................    22


     EXHIBIT A

                           WESTAMERICA BANCORPORATION
                               1108 FIFTH AVENUE
                          SAN RAFAEL, CALIFORNIA 94901
                                ---------------
                                PROXY STATEMENT
                                 March 21, 1995
                                ---------------
                                    GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Westamerica Bancorporation (the "Corporation") Board of Directors (the "Board") for use at the Annual Meeting of Shareholders to be held at 7:30 p.m., Tuesday, April 25, 1995, at the Showcase Theatre, Marin Center, San Rafael, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Meeting"). This proxy statement and proxy were first mailed to shareholders on or about March 21, 1995.

     Voting Rights and Vote Required. Shareholders of record at the close of business on March 1, 1995, the record date, are entitled to vote at the Meeting. On that date, 9,237,141 shares of stock were outstanding. The determination of shareholders entitled to vote at the Meeting and the number of votes to which they are entitled was made on the basis of the Corporation's records as of the record date.

     Each share is entitled to one vote, except that with respect to the election of directors, a shareholder may cumulate votes as to candidates nominated prior to voting if any shareholder gives notice of intent to cumulate votes at the Meeting prior to the voting. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired.


     In the election of directors, the 12 nominees receiving the highest number of votes will be elected. Approval of an amendment to the Restated Articles of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation. Approval of a new stock option plan and approval of the selection of the independent auditors will require the affirmative vote of a majority of the shares represented and voting at the Meeting. Approval of the shareholder's proposal which proposes changing the method of compensating the members of the Board will also require the affirmative vote of a majority of the shares represented and voting at the Meeting. Abstentions will not count as votes in favor of the election of directors or any of the other proposals.


     Quorum. A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. Shares which abstain from voting and "broker non-votes" (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be counted for purposes of determining a quorum only.

     Voting of Proxies. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the shareholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted to approve the amendment to the Restated Articles of Incorporation, to approve a new stock option plan, to approve the selection of KPMG Peat Marwick LLP as independent auditors and to disapprove the shareholder's proposal to change the method of compensating the members of the Board. When exercising the powers granted to proxy holders under the caption "ELECTION OF DIRECTORS," the shares will be voted for the election of directors in the manner described therein.

     The Board knows of no matters to be brought before the Meeting other than the election of directors, the approval of an amendment to the Restated Articles of Incorporation, the approval of a new stock option plan, the selection of independent auditors for 1995 and the consideration of a shareholder's proposal. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed form of proxy to vote such proxy on such matters in accordance with their best business judgment.

     Revocability of Proxy. The delivery of the enclosed proxy does not preclude the shareholder delivering the proxy from voting in person or changing the proxy should the shareholder so desire. The proxy may be revoked by a written directive to the Corporation, by another proxy subsequently executed and presented at the Meeting at any time prior to the actual voting or by attendance and voting at the Meeting.

     Shareholder Proposals. Proposals of shareholders to be considered for inclusion in the Corporation's annual proxy statement for next year's annual meeting must be received at the Corporation's executive offices at 1108 Fifth Avenue, San Rafael, California 94901, no later than November 21, 1995.

                             ELECTION OF DIRECTORS

     The number of directors of the Board to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified is 12. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the 12 nominees named below.

     The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the proxy holders reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

     Nominees. The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees. All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.


                                                                        DIRECTOR
NAME OF NOMINEE                 PRINCIPAL OCCUPATION                       SINCE
- -------------------  -------------------------------------------------  --------

Etta Allen ......... Mrs. Allen,  born in 1929, is president and owner     1988
                     of Allen Heating and Sheet Metal of Greenbrae,  a
                     company which she and her late husband founded in
                     1957.  Mrs.  Allen is a  licensed  contractor  in
                     heating,  ventilating, air conditioning and sheet
                     metal and is active in various building  industry
                     organizations,   as  well  as  many   civic   and
                     community  activities.  She also owns Sunny Slope
                     Ranch, a vineyard in Sonoma County. Mrs. Allen is
                     a director of the State Assistance Fund for Enterprise Business and Industrial Development Corporation. She is a director of Westamerica
                     Bank, a wholly owned banking subsidiary of the Corporation ("WAB"), and a member of the Audit
                     Committee   and   the   Employee   Benefits   and
                     Compensation Committee.

Louis E. Bartolini ..Mr. Bartolini, born in 1932, retired in 1988 as a     1991
                     vice  president  and financial  consultant  after
                     being with Merrill Lynch, Pierce, Fenner & Smith,
                     Inc. since 1961. A resident of Marin County since
                     1959,  Mr.  Bartolini  has been active in various
                     community,     charitable     and     educational
                     organizations and presently serves on the boards of several of these organizations. He is a director of WAB and a member of the Audit Committee and the Nominating Committee.

                                                                        DIRECTOR
NAME OF NOMINEE                 PRINCIPAL OCCUPATION                       SINCE
- -------------------  -------------------------------------------------  --------
Charles I.
Daniels, Jr. ....    Mr. Daniels, born in 1926, is president and owner     1989
                     of House of Daniels, Inc., of Novato, a beverage distribution firm begun in 1933, which operates through its three sales companies, Golden Gate
                     Distributing Company, Redwood Vintners and Golden
                     Gate Liquors, covering the northern California market. Mr. Daniels is active in community, professional and trade-related associations and is a California director of the Wine & Spirits
                     Wholesalers of America. He is a director of WAB and a member of the Audit Committee and the Nominating Committee.

Don Emerson .........Mr. Emerson, born in 1928, was president of Calso     1979
                     Company  (the  holding   company  that  owns  the
                     formula and name "Calso Water," a carbonated mineral water). He presently devotes his time to personal investments. Mr. Emerson is a director of Bank of Lake County, a wholly- owned banking subsidiary of the Corporation ("BLC"), and WAB.
                     He is a member of the Executive Committee, the Employee Benefits and Compensation Committee and the Nominating Committee.

Arthur C. Latno, Jr. Mr. Latno,  born in 1929,  was an Executive  Vice     1985
                     President  for Pacific  Telesis  Group  (formerly
                     Pacific  Telephone  Co.)  in San  Francisco  from
                     1978, having worked for the telephone company since 1954. Mr. Latno retired from that company in November of 1992. He is director of WAB and is Chairman of the Nominating Committee and a member of the Executive Committee, the Employee Benefits and Compensation Committee and the Loan and Investment Committee.

Patrick D. Lynch ... Mr.  Lynch,  born in 1933,  is a  consultant  and     1986
                     director for several high technology  firms. From
                     1987 to 1989 he was president of  Microphoretics,
                     which    manufactured    instruments    for   the
                     biochemistry  market.  In  1989,   Microphoretics
                     declared bankruptcy under Chapter 11 of the Bankruptcy Code and was subsequently liquidated.
                     From 1985 to 1987 he was  president and a partner
                     of  Byars  &  Lynch   International,   Inc.,   an
                     engineering consulting firm in Santa Clara. He is a director of WAB and is Chairman of the Employee
                     Benefits and Compensation Committee and a member of the Executive Committee and the Loan and Investment Committee.

Catherine Cope
MacMillan  ......... Ms.  MacMillan,  born in 1947,  is president  and     1985
                     owner of The Firehouse  Restaurant in Sacramento.
                     In  addition  to  the  restaurant  business,  Ms.
                     MacMillan   participates   in   numerous   civic,
                     community and trade activities in the Sacramento community. She is a director of WAB and is a member of the Employee Benefits and Compensation Committee, the Nominating Committee and the Loan and Investment Committee.

                                                                        DIRECTOR
NAME OF NOMINEE                 PRINCIPAL OCCUPATION                       SINCE
- -------------------  -------------------------------------------------  --------

Dwight H. Murray,
Jr., M.D. .......... Dr.  Murray,  born in 1927,  was appointed to the     1993
                     Board  in  August  of  1993.  He  is  a  founding
                     director  of Napa  Valley  Bank,  a  wholly-owned
                     banking subsidiary of  the  Corporation  ("NVB"),
                     and is a member of its Directors' Audit Committee.
                     He was a founding director of Napa Valley Bancorp
                     and  served on that board  until its merger  into
                     the Corporation in April of 1993. Dr. Murray is a self-employed vascular general surgeon and is an
                     Associate   Clinical   Professor  of  Surgery  at
                     University of California at San Francisco. He is a director on the Corporate Board of Blue Shield, and formerly served a tenure as Chief of Staff of Queen of the Valley Hospital in Napa.


Ronald A. Nelson ... Mr.  Nelson,  born in 1942, is vice  president of     1988
                     Charles M. Schulz Creative Associates,  a general
                     partner  in  various  Schulz   partnerships   and
                     trustee for various Schulz trusts and the Schulz foundation, with responsibility for all Schulz business and financial matters including licensed use of the Peanuts characters. He is also vice president of Redwood Empire Ice Arena, Woodstock
                     Aviation and C.B. Properties, Inc. He is a director of WAB and is Chairman of the Audit Committee and a member of the Employee Benefits and Compensation Committee.

Carl R. Otto ....... Mr.  Otto,  born in 1946,  is the  President  and     1992
                     Chief Executive Officer of John F. Otto, Inc., a general contracting firm in Sacramento, as well as a director of The Freeport Company, the real estate holding company that owns John F. Otto, Inc. Mr. Otto is also a director of Corey Delta
                     Corp., a Benicia construction firm. He is a director of WAB and is a member of the Audit Committee.

David L. Payne ..... Mr. Payne, born in 1955, has been Chairman of the     1984
                     Board  of both  the  Corporation  and  WAB  since
                     January of 1988 and was  appointed  President and
                     Chief Executive  Officer in November of 1989. Mr.
                     Payne holds the following  additional  positions:
                     President  of  Westamerica  Bank  Properties,   a
                     wholly-owned    real   estate   holding   company
                     subsidiary of WAB ("WABP");  Chairman,  President
                     and Chief Executive  Officer of Community  Banker
                     Services Corporation,  a wholly-owned  subsidiary
                     of the Corporation ("CBSC"); Chairman and Chief Executive Officer of Westcore, a wholly-owned employee  benefits  subsidiary of the Corporation
                     ("Westcore");   Chairman  of  Weststar   Mortgage
                     Corporation, a wholly-owned mortgage servicing subsidiary of CBSC ("WMC"); and director of NVB.
                     He is President  and Chief  Executive  Officer of
                     Gibson Printing and Publishing Company and Gibson
                     Radio   and   Publishing   Company,   which   are
                     newspaper, commercial printing and real estate investment companies headquartered in Vallejo.
                     Mr.  Payne  served on the board of  directors  of
                     Vaca    Valley   Bank   from   1982   until   its
                     consolidation with WAB in 1983. He is Chairman of the Executive Committee and a member of the Nominating Committee.

                                                                        DIRECTOR
NAME OF NOMINEE                 PRINCIPAL OCCUPATION                      SINCE
- -------------------  -------------------------------------------------  --------

Edward B. Sylvester  Mr.  Sylvester,  born in  1936,  is the  owner of     1979
                     Sylvester Engineering,  Inc., a civil engineering
                     and  planning  firm.  He takes an active  lead in
                     various  civic   activities  in  Nevada   County,
                     especially  in the business  community and in the
                     county's   transportation    improvements.    Mr.
                     Sylvester  served as a director  of Gold  Country
                     Bank  from its  incorporation  in 1974  until its
                     consolidation  with WAB in 1983. He is a director
                     of  WAB  and  is  a  member   of  the   Executive
                     Committee and the Nominating   Committee  and  is
                     Chairman of the Loan and Investment Committee.



                CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS
                      AND CERTAIN COMMITTEES OF THE BOARD

     The Board held a total of 13 meetings during 1994. Every director attended at least 75% of the aggregate of: (i) the 13 Board meetings; and (ii) all of the Committee meetings of such Committee on which such director served.

     Committees of the Board. The Board has an Executive Committee, the members of which are D. L. Payne, Chairman, D. Emerson, A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester. The Board delegates to the Executive Committee, subject to control of the Board and subject to the limitations of California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation. The Executive Committee held 12 meetings in 1994.

     The Board has an Audit  Committee,  the members of which are R. A.  Nelson,
Chairman, E. Allen, L. E. Bartolini, C. I. Daniels, Jr. and C. R. Otto. The Audit Committee reviews with the Corporation's independent auditors and management the Corporation's accounting principles, policies and practices and its reporting policies and practices. The Audit Committee reviews with the independent auditors the plan and results of the auditing engagement and reviews the scope and results of the procedures of the Corporation's internal Audit Department. The Audit Committee conducts investigations of the adequacy of the Corporation's internal accounting procedures and reviews the results of such investigations with the Corporation's internal audit staff and with the Board. The Audit Committee reviews the reports of examinations conducted by bank regulatory authorities. The Audit Committee held 11 meetings in 1994.

     The Board has an Employee Benefits and Compensation Committee, the members of which are P. D. Lynch, Chairman, E. Allen, D. Emerson, A. C. Latno, Jr., C.
C. MacMillan and R. A. Nelson. The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation's employee stock option plans as well as the tax deferred savings and retirement plans. The Employee Benefits and Compensation Committee administers the Corporation's compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation. The Employee Benefits and Compensation Committee held 12 meetings in 1994.

     The Board has a Nominating Committee for the election of directors, the members of which are A. C. Latno, Jr., Chairman, L. E. Bartolini, C. I. Daniels, Jr., D. Emerson, C. C. MacMillan, D. L. Payne and E. B. Sylvester. The Nominating Committee is responsible for reviewing the fees paid to directors for attendance at Board and Committee meetings and making recommendations with respect thereto. The Nominating Committee will consider shareholder nominations for election to the Board submitted in accordance with section 2.14 of the Bylaws of the Corporation ("Section 2.14"). Section 2.14 requires that nominations be submitted in writing to the Secretary (or Assistant Secretary) of the Corporation within not less than 14 days nor more than 50 days prior to the annual meeting at which directors will be elected and that nominations contain certain specified information regarding the nominee and the nominating shareholder. The Nominating Committee held 2 meetings in 1994.

     The Board has a Loan and Investment Committee,  the members of which are E.
B. Sylvester, Chairman, A. C. Latno, Jr., P. D. Lynch and C. C. MacMillan. The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act. The Loan and Investment Committee met 12 times in 1994.

     Directors' Fees. During 1994, directors of the Corporation and WAB received an annual retainer of $14,000. Each director received $1,000 for each meeting of the Board that he or she attended, except that if the director was a member of the Board of both the Corporation and a subsidiary bank and both Boards met on the same day, the director only received a single $1,000 fee for attending both meetings.

     During 1994, nonemployee directors received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or director's fees.

     Indebtedness of Directors and Management. Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other unfavorable features.


                               EXECUTIVE OFFICERS

     The executive officers of the Corporation and WAB serve at the pleasure of the Board and are subject to annual appointment by the Board at its first meeting following the Annual Meeting of Shareholders. It is anticipated that each of the executive officers listed below will be reappointed to serve in such capacities at the first meeting of the Board following the Meeting. The executive officers include David L. Payne, President and Chief Executive Officer, about whom information is provided above, and the following persons:

                                                                            HELD
NAME OF EXECUTIVE                           POSITION                       SINCE
- ------------------ ------------------------------------------------------  -----
James M. Barnes  .. Mr. Barnes, born in 1953, is Executive Vice President   1985
                    and Chief  Financial  Officer for the Corporation and
                    WAB  and  is  also   Manager  of  the   Finance   and
                    Administration Division of WAB. He is a director, Executive Vice President and Chief Financial Officer for WABP, a director and Chief Financial Officer of CBSC and a director, eXecutive Vice President and Chief Financial Officer of WMC. He is also a director and Chief Financial Officer of Westcore. Following four years with the First National Bank of Chicago, Mr. Barnes joined the Bank of California, where he held various financial management positions during his six-year tenure, holding the office of Treasurer prior to joining the Corporation in 1985.

E. Joseph Bowler... Mr.  Bowler,  born in 1936, is Senior Vice  President   1980
                    and Treasurer for both the Corporation and WAB and is head of WAB's Treasury Division. He is a director and President of WMC, Treasurer of CBSC and Senior Vice President and Treasurer for both NVB and BLC. Mr.
                    Bowler joined the Corporation in 1972 as Investment Officer and received various officer promotions, being promoted to Treasurer in 1980 and to Senior
                    Vice President in 1983. Mr. Bowler began his banking career in San Francisco in 1963.

                                                                            HELD
NAME OF EXECUTIVE                     POSITION                             SINCE
- ------------------  -----------------------------------------------------  -----
Robert W. Entwisle  Mr. Entwisle,  born in 1947, is Senior Vice President   1986
                    in charge of the Banking Division of WAB which entails the overall supervision of WAB's branch system. He is also a director of WMC, a director and Senior Vice President of CBSC and a director and Senior Vice President of Westcore. Mr Entwisle joined
                    WAB in 1980 as Vice President in the commercial lending area and has held the positions of Manager of Corporate Banking as well as Regional Vice President of the Solano and northern Marin County branches of WAB. He was promoted to Senior Vice President of the Corporation in 1985.

Evan N. Fricker  .. Mr.  Fricker,  born in 1938,  is Vice  President  and   1983
                    General  Auditor for the  Corporation  and WAB and is
                    responsible   for   all   audit   functions   of  the
                    Corporation and its subsidiaries. Mr. Fricker has been a Chartered Bank Auditor since 1984 and a Certified Public Accountant since 1969.

Charles L. Fritz... Mr. Fritz,  born in 1936, is Executive Vice President   1988
                    and Chief Credit Officer of the Corporation, WAB, NVB
                    and BLC. He is responsible for WAB and all other subsidiary banks' lending functions to ensure that the loan  portfolios meet  established  objectives in
                    terms  of  credit  quality,   risk   diversification,
                    profitability and funds allocation. Since 1975 and before joining WAB in 1988, Mr. Fritz held various management positions in the lending area at Barclays
                    Bank of California.

Dennis R. Hansen...  Mr. Hansen, born in 1950, is  Senior Vice  President  1978
                     President and Controller for the Corporation and is Senior Vice President, Controller and Cashier for
                     WAB. In addition, Mr. Hansen is a director and Senior Vice President of WABP, Senior Vice President
                     and  Chief  Financial  Officer  of NVB  and  BLC and
                     Controller    of    CBSC    and    Westcore.     His
                     responsibilities    include   financial    planning,
                     accounting and reporting, risk management and other accounting- related matters. Mr. Hansen joined the Corporation in 1978 as Controller, was promoted to Vice President in 1979 and Senior Vice President in
                     1983. Mr. Hansen has been a member of the American Institute and the California Society of Certified Public Accountants since 1974.

                                                                            HELD
NAME OF EXECUTIVE                     POSITION                             SINCE
- ------------------  -----------------------------------------------------  -----
Thomas S. Lenz  ... Mr. Lenz,  born in 1937, is Senior Vice President and   1989
                    Chief Credit  Administrator of WAB. He is also Senior
                    Vice  President  of CBSC.  He  manages  WAB's  Credit
                    Administration   Division,   supervises  approval  of
                    credits,    including   their    administration   and
                    monitoring,  in  accordance  with  WAB's  established
                    policies   and    procedures    relating   to   risk,
                    profitability,    funds   allocation   and   business
                    development objectives.  He shares responsibility for
                    the quality and profitability of WAB's loan portfolio
                    with WAB's Chief Credit Officer. Prior to joining WAB
                    in 1989,  Mr.  Lenz had been  employed  since 1976 by
                    Barclays   Bank  of   California   in  a  variety  of
                    positions, his last being Senior Vice President and Manager of Branch Loan Administration. Prior to that, he was Regional Manager of that bank's 35-unit branch system in northern California.

Hans T. Y. Tjian... Mr. Tjian,  born in 1939,  joined WAB in May of 1989,   1989
                    as  Senior   Vice   President   and  Manager  of  the
                    Operations and Systems Administration Division. He is
                    also a director  and Senior Vice  President  of CBSC.
                    His responsibilities include data processing, item processing, loan operations and bank administrative services. Prior to joining WAB, Mr. Tjian was a
                    senior   vice   president   at  Wells   Fargo   Bank,
                    responsible for product management, finance, risk management and planning for the Wholesale Services
                    Group. Mr. Tjian has been involved in the banking business since 1969 and his experience includes operations, computer systems management, strategic planning and credit policy.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Certain Beneficial Owners. The following table shows, to the best knowledge of the Corporation, the beneficial owners of more than 5% of the Corporation's outstanding shares as of February 1, 1995. For the purpose of this disclosure and the disclosure of ownership of shares by management below, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of February 1, 1995.

                                                        AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                 ------------------------------------------------------
                                                    SOLE     SHARED      SOLE        SHARED     PERCENT
                                                   VOTING    VOTING   INVESTMENT   INVESTMENT     OF
                                                    POWER    POWER      POWER        POWER       CLASS
                                                 ---------   ------  ------------ ------------ ---------

Alpha Capital Company, Inc. ("Alpha")
1425 Leimert Boulevard Suite 400
Oakland, CA 94602(1)............................   --        --      536,403        --           7.65%



- ----------
(1) Based upon information provided in Alpha's 5% Ownership Questionnaire.


                                       8

   Security Ownership of Directors and Management. The following table shows the number of shares and the percentage of the shares beneficially owned (as defined above) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers and by all directors and executive officers of the Corporation as a group as of February 1, 1995.

                                              AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                 ------------------------------------------------------------------
                                      SOLE        SHARED        RIGHT TO
                                   VOTING AND   VOTING AND   ACQUIRE WITHIN              PERCENT OF
                                   INVESTMENT   INVESTMENT     60 DAYS OF                SHARES OF
     NAMES                           POWER        POWER    FEBRUARY 1,1995(1)  TOTAL(2)   CLASS(3)
     -----                       ------------ ------------ ------------------ --------- -----------
Etta Allen(4) .................    3,551                                        3,551         *
Louis E. Bartolini(5) .........      600                                          600         *
Charles I. Daniels, Jr.  ......      676                                          676         *
Don Emerson ...................   21,475                                       21,475         *
Arthur C. Latno, Jr.(6)  ......    1,038                                        1,038         *
Patrick D. Lynch ..............      500                                          500         *
Catherine C. MacMillan ........      500                                          500         *
Dwight H. Murray, Jr.(7)  .....   59,881                                       59,881         *
Ronald A. Nelson ..............   12,000                                       12,000         *
Carl R. Otto ..................    1,500                                        1,500         *
David L. Payne(8) .............  190,886       3,069        45,633            239,588       2.58%
Edward B. Sylvester(9) ........   26,775                                       26,775         *
James M. Barnes ...............    7,100       3,118        51,210             61,428         *
Robert W. Entwisle(10) ........    4,989       1,956        26,150             33,095         *
Hans T. Y. Tjian(11) ..........   15,207       3,037        20,133             38,377         *
Charles L. Fritz(12) ..........   14,800       2,952        12,333             30,085         *
All 20 Directors and Executive
 Officers as a group ..........  377,455      30,759       208,009            616,213        6.52

  * Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).

 (1) Includes restricted performance shares vesting on March 31, 1995.

 (2) Includes directors' qualifying shares.

 (3) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (4) Includes 3,100 shares held in a trust as to which Mrs. Allen is trustee.

 (5) Includes 300 shares held in a profit sharing account for the benefit of Mr. Bartolini.

 (6) Includes 400 shares owned by Mr. Latno's wife as to which Mr. Latno disclaims beneficial ownership.

 (7) Includes 1,669 shares owned by Dr. Murray's wife, 397 shares owned by Dr. Murray's wife as custodian for their grandchildren and 9,294 shares owned by Dr. Murray's father-in-law who resides in the family home, as to all of which Dr. Murray disclaims beneficial ownership.

 (8) Includes 176,279 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership.

 (9) Includes 56 shares owned jointly by Mr. Sylvester's wife, her mother and sister, as to which Mr. Sylvester disclaims beneficial ownership.

(10) Held in a trust as to which Mr. Entwisle is co-trustee with sole voting and investment power.

(11) Includes 240 shares owned by Mr. Tjian's wife as to which Mr. Tjian disclaims beneficial ownership and 12,567 shares held in a trust as to which Mr. Tjian is co-trustee with sole voting and investment power.

(12) Includes 1,300 shares owned by Mr. Fritz's wife as to which Mr. Fritz disclaims beneficial ownership.

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation's knowledge, based on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1994, with the exception of Hans T. Y. Tjian, Senior Vice President and Manager of the Operations and Systems Administration Division, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were complied with.

     On November 2, 1994, the wife of Mr. Tjian purchased 240 shares of the Corporations's Common Stock. This purchase was not reported on a Form 4 for November 1994, but was reported on Mr. Tjian's Form 5 filed for the period ended December 31, 1994.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers for services in all capacities to the Corporation, WAB and other subsidiaries during 1994, 1993 and 1992:

                           SUMMARY COMPENSATION TABLE

                                                                                    ALL OTHER
                                                                                    COMPENSA-
                              ANNUAL COMPENSATION           LONG-TERM COMPENSATION    TION(4)
                    -------------------------------------- -----------------------  ---------
      NAME AND                                               RESTRICTED
      PRINCIPAL                                                STOCK
      POSITION       YEAR   SALARY     BONUS(1)   OTHER(2)   AWARDS(3)   OPTIONS(3)
      --------      ------ ---------- ---------- --------- ------------  ----------
David L. Payne,     1994   $272,016   $200,000   $ 2,379   $174,038      27,050      $8,367
CEO                 1993    260,016    190,000    12,836    187,425      13,000       7,088
                    1992    260,015    240,200    14,214    162,750      11,150       5,310
James M. Barnes,    1994   $149,040   $102,400   $12,777   $ 60,775       6,450      $3,750
EVP & CFO           1993    149,040    100,600    12,508     72,275       4,650       4,497
                    1992    149,000     72,400    12,667     58,125       4,000       4,364
Robert W. Entwisle, 1994   $134,280   $ 62,600   $15,937   $ 55,250       5,850      $6,369
SVP                 1993    134,280     68,500    15,839     64,925       4,200       6,216
                    1992    134,280     60,400    16,856     52,312       3,600       2,982
Hans T. Y. Tjian,   1994   $130,008   $ 66,600   $16,230   $ 44,200       5,250      $3,750
SVP                 1993    130,008     65,700    14,714     58,800       3,800       4,497
                    1992    130,008     58,200    15,173     47,469       3,250       4,364
Charles L. Fritz,   1994   $120,960   $ 57,800   $15,004   $ 49,725       5,250      $3,750
EVP & CCO           1993    120,942     56,500    13,728     58,800       3,800       8,069
                    1992    120,744     53,700    14,523     47,469       3,250       4,364

- ----------
(1) Includes bonuses in the year in which they were earned.

(2) Includes monthly auto allowance for each individual, the amount of any taxable perquisites and split dollar life insurance for Mr. Payne in 1994, 1993 and 1992.

(3) The Corporation grants restricted performance shares and nonqualified stock options in the first quarter of each year based on corporate performance in the prior calendar year. These grants are reported in the year in which they were granted. At December 31, 1994 these individuals held the following unvested restricted performance shares with the following fair market values, based on a price of $29.50 per share: Payne (25,400 shares valued at $749,300); Barnes (9,550 shares valued at $281,725); Entwisle (8,600 shares valued at $253,700); Tjian (7,800 shares valued at $230,100); and Fritz
    (7,800 shares valued at $230,100). The following table sets forth the restricted performance share grants which were made on the following dates to the named individuals:

                    JANUARY 20, 1992    JANUARY 27, 1993    JANUARY 26, 1994
                      MARKET PRICE:       MARKET PRICE:       MARKET PRICE:
                     $19.375/SHARE        $24.50/SHARE        $28.06/SHARE
                    ----------------    ----------------    ----------------
     Payne........       8,400               7,650               9,350
     Barnes.......       3,000               2,950               3,600
     Entwisle.....       2,700               2,650               3,250
     Tjian........       2,450               2,400               2,950
     Fritz........       2,450               2,400               3,250


(4) Includes 1994 matching contributions of $3,750 each made by the Corporation under the Westamerica Bancorporation Tax-Deferred Savings/Retirement Plan
    (ESOP) for the accounts of Messrs. Payne, Barnes, Entwisle, Tjian and Fritz.


                                       11

   The following table describes stock options and stock appreciation rights ("SARs") that were granted pursuant to the Westamerica Bancorporation 1985 Stock Option Plan (the "1985 Stock Option Plan") to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in the fiscal year ended December 31, 1994. All of these grants were made on January 26, 1994, based on achievement of 1993 corporate performance objectives.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   PERCENT
                                   OF TOTAL                              GRANT
                     NUMBER    OPTIONS GRANTED                            DATE
                   OF OPTIONS  TO ALL EMPLOYEES  EXERCISE  EXPIRATION   PRESENT
NAME               GRANTED(1)   IN FISCAL YEAR    PRICE       DATE      VALUE(2)
- ----               ----------  ----------------  --------  ----------   --------
David L. Payne  .... 27,050         22%          $28.06     1-26-04     $353,003
James M. Barnes  ...  6,450         5             28.06     1-26-04       84,173
Robert W. Entwisle..  5,850         5             28.06     1-26-04       76,343
Hans T. Y. Tjian ...  5,250         4             28.06     1-26-04       68,513
Charles L. Fritz....  5,250         4             28.06     1-26-04       68,513


- ----------

(1) All options are nonqualified stock options which vest over a three-year period: one-third one year after grant date, two-thirds two years after grant date, and fully three years from grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation's stock option plans provide that options may become exercisable in full in the event of a change of control as defined in each stock option plan.

(2) A Black-Scholes option pricing model using standard assumptions, including 7.4% annual dividend growth, a risk-free rate equal to the ten-year U.S. Treasury yield of 5.71%, volatility of 26% and a ten-year maturity, was used to derive the per share option value of $13.05.


   The following table sets forth the stock options or SARs exercised in 1994 and the December 31, 1994 unexercised value of both vested and unvested stock options and SARs for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.


                 AGGREGATED OPTION AND SAR EXERCISES AND VALUE

                                                 NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                    OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                       SHARES                      DECEMBER 31, 1994          AT DECEMBER 31, 1994(1)
                      ACQUIRED      VALUE   ----------------------------- -----------------------------
     NAME            ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
     ----           ------------ ---------- ------------- --------------- ------------- ---------------
David L. Payne .....        0    $      0   20,166        39,434          $211,374      $119,922
James M. Barnes ....    5,010     103,514   45,556        10,884           591,916        38,295
Robert W. Entwisle..    3,500      57,563   18,900         9,850           169,863        34,574
Hans T. Y. Tjian ...        0           0   13,582         8,868           149,980        31,206
Charles L. Fritz ...        0           0    5,782         8,868            60,280        31,206

- ----------
(1) Fair market value of the Corporation's Common Stock was $29.50 per share on December 31, 1994.

               RETIREMENT BENEFITS AND OTHER ARRANGEMENTS

DEFINED BENEFIT RETIREMENT PLAN

     Illustrated below are the estimated annual retirement benefits, based upon a single life annuity, which would be payable under the terms of the Corporation's retirement plan to employees, in the salary ranges shown, retiring at or after age 65 in 1994.

                               PENSION PLAN TABLE

                                               YEARS OF SERVICE
                                      ESTIMATED ANNUAL RETIREMENT INCOME
  VALUATION PERIOD            -------------------------------------------------
AVERAGE COMPENSATION              15        20        25        30        35
- --------------------          --------- --------- --------- --------- ---------
$ 60,000 ...................  $14,800   $19,700   $24,600   $ 29,600  $ 34,500
 100,000 ...................   25,600    34,100    42,600     51,200    59,700
 140,000 ...................   36,400    48,500    60,600     72,800    84,900
 150,000 (1994 maximum) ....   39,100    52,100    65,200     78,200    91,200
 180,000 ...................   47,200    62,900    78,600     94,400   110,100
 200,000 (pre-1994 maximum)    52,600    70,100    87,700    105,200   122,700

     The Corporation's retirement plan provides for minimum pension benefits that are determined by a participant's years of service credited under the Corporation's retirement plan, career average compensation, taking into account the participant's social security wage base, and the value of the participant's company contributions, plus earnings, in the Westamerica Bancorporation Deferred Profit-Sharing Plan (the "Deferred Profit-Sharing Plan"). If the annuity value of the profit-sharing account balance exceeds the pension guarantee, the participant will receive benefits from the Deferred Profit-Sharing Plan only. Compensation includes regular earnings and bonuses. However, maximum eligible compensation for 1994 is $150,000 in accordance with section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "IRC"). This amount is subject to cost of living adjustments in accordance with section 415(d) of the IRC.

     Messrs. Payne, Barnes, Entwisle, Tjian and Fritz have five, nine, fourteen, five and six years, respectively, of credited service.

CERTAIN EMPLOYMENT CONTRACTS

     WAB entered into an employment agreement with Mr. Barnes, dated January 7, 1987. WAB also entered into an employment agreement with Mr. Entwisle dated January 7, 1987. The agreements of these individuals are essentially identical except for salary and term. Mr. Barnes' annual base salary is $149,040 and Mr. Entwisle's is $134,280. The agreements are "evergreen" in the sense that the term of the agreement is automatically extended for one additional month upon completion of each additional month of employment unless WAB gives Mr. Barnes or Mr. Entwisle one or two years', respectively, notice of intent to terminate.

     WAB may terminate each of these executive's employment without cause and each of these executives may terminate his employment for "good reason," as defined in the agreements. Under such circumstances, however, Messrs. Barnes and Entwisle each would be entitled to severance pay equal to the sum of: (i) two or one, respectively, times his base salary; (ii) his maximum bonus(es) had he remained employed two or one, respectively, additional years past the date of termination; and (iii) an amount equal to his automobile allowance for the two or one, respectively, years preceding the date of termination.

     The agreements with Messrs. Barnes and Entwisle also provide for the payment to the executive of liquidated damages upon termination of employment by WAB without cause or termination by the executive for "good reason." Under the terms of the agreements, the amount of liquidated damages is reduced by any severance pay received by the executive and the executive is under a duty to mitigate his damages.

     Hans T. Y. Tjian accepted a position with WAB as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,000; (ii) receive a car allowance of $1,000 per month; (iii) participate in WAB's executive bonus plan; (iv) participate in the 1985 Stock Option Plan; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year if his position is eliminated as a result of a change of control.

                      BOARD COMPENSATION COMMITTEE REPORT

     The Board, operating through its Employee Benefits and Compensation Committee, has established an executive compensation program and determines annual compensation for executives based on performance. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved. This additional compensation can be in the form of short-term annual cash bonuses, long-term stock options and long-term restricted performance shares.

     As described in the Summary Compensation Table above, each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus, an annual grant of stock options and an annual grant of restricted performance shares. Corporate performance measures are established each year based on the Corporation's objectives. The extent to which these objectives are achieved determines if and what size the annual option grants and restricted performance share grants will be. Achievement of these annual performance measures also determines between 55% and 80% of the annual cash bonus to be paid to each named executive, with the remaining 20% to 45% determined by individual and division performance.

     Corporate performance measures for 1993, which determined January 1994 cash bonuses, option grants and restricted performance share grants were to:


     *  successfully merge Napa Valley Bancorp into the Corporation;
     * reach target levels of return on equity, return on assets and earnings per share;
     *  maintain credit quality measures at established levels;
     *  hold   noninterest   expenses  below  a  specified  level  and  maintain
        satisfactory audit results; and
     *  increase low cost deposits and commercial loan commitments.

     Corporate performance measures for 1994, which determined January 1995 cash bonuses, option grants and restricted performance share grants were to:

     * reach target levels of return on equity, return on assets and earnings per share;
     *  maintain credit quality measures at established levels;
     *  hold   noninterest   expenses  below  a  specified  level  and  maintain
        satisfactory audit results; and
     *  increase low cost deposits and loan volumes.

     Additional corporate performance objectives for a three-year period are established by the Employee Benefits and Compensation Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the grant is determined by achievement of these preestablished, three-year performance objectives.

     The Chief Executive Officer's base salary in 1994 of $272,016 was established at a level judged to be competitive with comparable positions at other financial institutions. The Chief Executive Officer's $200,000 cash bonus earned in 1994 (included in the Summary Compensation Table listed above) and paid in January of 1995, was related 80% to the achievement of the 1994 corporate goals listed above and 20% to achievement of individual management goals. Individual management goals achieved in 1994 included satisfactory results from regulatory examinations, satisfactory internal controls and satisfactory progress on acquisitions. Compared to the 1994 corporate objectives listed above, the Corporation:

     *  exceeded its targeted profitability objectives;
     *  improved credit quality measures to better than established levels;
     *  outperformed noninterest expense and control goals; and
     *  fell short of low cost deposit growth goals and commercial loan goals.

     The Chief Executive Officer's receipt, pursuant to the 1985 Stock Option Plan, of 27,050 nonqualified stock options and 9,350 restricted performance shares in January 1994 was related to achievement of the 1993 corporate performance measures listed above. Compared to the 1993 corporate objectives listed above, the Corporation:

     *  exceeded its Napa Valley Bancorp merger objectives;
     *  exceeded its targeted profitability goals;
     *  improved credit quality measures to better than established levels;
     *  met noninterest expense control goals; and
     *  exceeded  low  cost  deposit  growth  goals  and  met  commercial   loan
        commitment goals.


     A description of the Westamerica Bancorporation Stock Option Plan of 1995 (the "1995 Stock Option Plan") is set forth in Proposal Number 3 below. Under the 1995 Stock Option Plan, if approved by holders of a majority of the shares represented and voting at the Meeting, the Corporation will be permitted to issue awards in the form of restricted performance shares, stock options, SARs or any combination thereof, to eligible employees, including but not limited to the executive officers, for the same reasons as provided in the 1985 Stock Option Plan. The 1985 Stock Option Plan will expire on December 18, 1995, but will be terminated and the shares reserved thereunder canceled, on the effective date of the 1995 Stock Option Plan. The 1995 Stock Option Plan, if approved, will replace the 1985 Stock Option Plan on a prospective basis. No awards have been made to date under the 1995 Stock Option Plan. Since each award under the 1995 Stock Option Plan increases if the price of the Corporation's stock increases, the Employee Benefits and Compensation Committee believes that the 1995 Stock Option Plan provides strong incentive to achieve excellent results and that all shareholders should therefore benefit from the program.


Other


     In 1993, the IRC was amended to add section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation's highest paid executives. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including new section 162(m). The Corporation is submitting the 1995 Stock Option Plan for a vote of the shareholders at the Meeting to maximize the tax deductibility of awards under such 1995 Stock Option Plan. However, the Corporation may from time to time in the future pay compensation to its executive officers that may not be deductible.


     The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning shareholders' and managements' interests in the performance of the Corporation and the Corporation's Common Stock.

     Members of the Employee Benefits and Compensation Committee as of January 25, 1995 are: Patrick D. Lynch, Chairman, Etta Allen, Don Emerson, Arthur C. Latno, Jr., Catherine Cope MacMillan and Ronald A. Nelson.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                           STOCK PERFORMANCE CHART(1)

Year        Westamerica           Western Bank            S&P 500
Ended     Bancorporation    Monitor Industry Proxy(2)      Index
- -----     --------------    -------------------------     --------
1989         100                    100                     100
1990          70                     89                      93
1991          90                     95                     118
1992         109                    115                     123
1993         128                    133                     132
1994         143                    135                     130

(1) Assumes $100 invested on December 31, 1989 in the Corporation's Common Stock, the S&P 500 composite stock index and Montgomery Securities' index of 41 Western bank stocks, with reinvestment of dividends.
(2) Source: Montgomery Securities' Western Bank Monitor--Western Bank Monitor Industry Proxy.

        APPROVAL OF AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION

     On February 27, 1995, the Board adopted an amendment of the Corporation's Restated Articles of Incorporation (the "Articles") which will increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000. In order to be effective, the amendment of the Articles must be approved by holders of a majority of the outstanding Shares of Common Stock of the Corporation. The text of Article III of the Articles is to read as follows:

          Capitalization. This corporation is authorized to issue three classes of shares designated "Common Stock", "Class B Common Stock" and "Preferred Stock", respectively. The number of shares of Common Stock authorized to be issued is 50,000,000, the number of shares of Class B Common Stock authorized to be issued is 1,000,000 and the number of shares of Preferred Stock authorized to be issued is 1,000,000. The Preferred Stock and Class B Common Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and Class B Common Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued class or series of Preferred Stock or Class B Common Stock, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.



     The Board believes that the number of shares currently authorized for issuance does not provide the Corporation with the flexibility required to pursue the Corporation's long term goals, such as pursuing expansion opportunities which may arise from time to time and require the issuance of additional shares of Common Stock. As of the record date, 9,237,141 shares of Common Stock were outstanding, 817,161 shares of Common Stock were reserved for issuance with respect to stock options and restricted performance shares and 9,945,698 shares remained available for issuance in the future. Accordingly, the Board believes it is in the best interest of the Corporation and its shareholders to approve an amendment of the Articles to increase the number of authorized shares of Common Stock.

     The  Corporation  has  previously  disclosed two pending  acquisitions.  On
November  17,  1994,  the  Corporation  entered  into an  Agreement  and Plan of
Reorganization with CapitolBank Sacramento pursuant to which CapitolBank Sacramento will be merged with and into the Corporation's wholly-owned banking subsidiary, Westamerica Bank. As a result of this pending acquisition, the outstanding shares of CapitolBank Common Stock will be converted into approximately 383,000 new shares of Corporation Common Stock. On December 8, 1994, the Corporation entered into the Agreement and Plan of Reorganization with North Bay Bancorp pursuant to which North Bay Bancorp will be merged with and into the Corporation and North Bay Bancorp's wholly-owned banking subsidiary, Novato National Bank, will be merged with and into Westamerica Bank. As a result of this pending acquisition, the outstanding shares of North Bay Bancorp Common Stock will be converted into approximately 406,000 new shares of Corporation Common Stock. The actual number of shares of Common Stock which the Corporation will issue as a result of these pending acquisitions will not be determined until immediately prior to each acquisition. There is no assurance that either or both of these pending acquisitions will be consummated. The Corporation does not need the new shares of Common Stock to be authorized pursuant to this proposal in order to consummate these two pending acquisitions. Approval of these two pending acquisitions by the Corporation's shareholders is not required under California law, is not a condition to consummating either acquisition and is not being sought. As of the date hereof, other than the two pending acquisitions discussed above and shares reserved for issuance with respect to stock options and restricted performance shares, there were no agreements, understandings or commitments regarding the issuance of additional shares of Common Stock.

     Issuance by the Corporation of additional shares of Common Stock in the future, due to future mergers, acquisitions, or public or private offerings thereof, or if the Corporation's Shareholders Rights Plan, as amended, is triggered, may result in the dilution of voting rights of existing shareholders. Moreover, the issuance of any shares of Common Stock in the future at a price per share that is less than the then current book value per share of such Common Stock would result in a reduction in the book value per share of all outstanding shares of Common Stock. Shareholders do not have preemptive rights. Additionally, significant amounts of authorized but unissued shares of Common Stock could discourage potential takeover attempts and could eliminate the possibility that the Corporation's shareholders might realize a premium of the kind which may result from actual or rumored takeover attempts.


     If the shareholders do not approve this proposal, the Corporation will attempt to repurchase shares sufficient to meet its long-term goals. However, there can be no assurance that the Corporation will be able to purchase sufficient shares to meet such goals.

     THE BOARD RECOMMENDS A VOTE FOR AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

            APPROVAL OF THE CORPORATION'S STOCK OPTION PLAN OF 1995

STOCK OPTION PLAN OF 1995

     Adoption.  The  Corporation's  Stock  Option  Plan of 1995 (the "1995 Stock
Option Plan") was adopted by the Board on January 26, 1995, subject to the approval of the Corporation's shareholders on April 25, 1995. The 1995 Stock Option Plan is attached to this proxy statement as Exhibit A.


     Shares Available for Issuance. The 1995 Stock Option Plan provides for awards in the form of restricted performance shares, stock options, SARs or any combination thereof. To date, no awards have been made under the 1995 Stock Option Plan. Upon approval of the 1995 Stock Option Plan, there will be no shares available for issuance under the 1985 Stock Option Plan since such shares will have been canceled. On January 1, 1995 and each January 1 thereafter for the remaining term of the 1995 Stock Option Plan, 2% of the Corporation's issued and outstanding shares of Common Stock on January 1 of each calendar year shall be reserved for awards; provided, however, that any reserved shares that have been reserved for awards, but not issued under such awards shall remain available for award in any subsequent calendar year. In addition, if any restricted performance shares, options or SARs granted under the 1995 Stock Option Plan are forfeited, or if options or SARs terminate for any other reason prior to exercise, then the underlying shares of Common Stock shall again become available for awards. If SARs are exercised for cash, the number of shares underlying such awards shall become available for further awards. Notwithstanding the foregoing, no more than 400,000 shares of Common Stock shall be available for the grant of incentive stock options ("ISOs") over the term of the 1995 Stock Option Plan.

     Administration and Eligibility. The 1995 Stock Option Plan is administered by a committee of the Board consisting of at least two members who are "disinterested," as such term is defined under Rule 16b-3 of the Exchange Act (the "Committee"). The Committee selects the employees of the Corporation or any subsidiary who will receive awards, determines the size of the award and establishes the vesting or other conditions. All employees of the Corporation (or any subsidiary of the Corporation) are eligible to participate in the 1995 Stock Option Plan. As of January 1, 1995, 37 employees were eligible to participate in the 1995 Stock Option Plan.


     Payment. In general, no payment will be required upon receipt of an award.

     Restricted Performance Shares. A restricted performance share is an unfunded bookkeeping entry representing the equivalent of one share of Common Stock, and it is nontransferable prior to the holder's death. A holder of restricted performance shares has no voting rights or other privileges as a shareholder.

     Restricted performance shares, when vested, will be settled by distributing shares of Common Stock. The number of shares of Common Stock distributed in settlement of restricted performance shares may be smaller than the number of restricted performance shares granted, depending upon the attainment of performance objectives. Vested restricted performance shares will be settled at the time determined by the Committee.

     Stock Options. Options may include nonstatutory stock options ("NSOs") as well as ISOs intended to qualify for special tax treatment. No optionee shall be granted options during any calendar year in excess of 1% of the total outstanding shares of the Common Stock of the Corporation on January 1, 1995. The term of an option cannot exceed ten years, and the exercise price of an option must be equal to or greater than the fair market value of the Common Stock on the date of grant.

     The exercise price of an option may be paid in any lawful form permitted by the Committee, including (without limitation) the surrender of shares of Common Stock already owned by the optionee. The 1995 Stock Option Plan also allows the optionee to pay the exercise price of an option by giving "exercise/sale" directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued directly to a securities broker selected by the Corporation who, in turn, sells these shares in the open market. The broker remits to the Corporation the proceeds from the sale of these shares, and the optionee receives the remaining option shares or cash. The Committee may also permit optionees to satisfy the exercise price of an option (including any applicable taxes) by surrendering a portion of their option shares to the Corporation.

     Stock Appreciation Rights. A SAR permits the participant to elect to receive any appreciation in the value of the underlying stock from the Corporation in cash. No optionee shall be granted SARs during any calendar year in excess of 1% of the total outstanding shares of the Common Stock of the Corporation on January 1, 1995. The amount payable on exercise of a SAR is measured by the difference between the market value of the underlying stock at exercise and the exercise price.


     Vesting Conditions. As noted above, the Committee determines the number of restricted performance shares, stock options or SARs to be included in the award as well as the vesting and other conditions. The vesting conditions may be based on the employee's service, his or her individual performance, the Corporation's performance or other criteria. It is anticipated that the vesting conditions generally will be based on the employee's service after the date of grant. Vesting may be accelerated in the event of the employee's death, disability or retirement and will be accelerated in the event of a change in control with respect to the Corporation.

     For purposes of the 1995 Stock Option Plan, the term "change in control" is defined as (i) a dissolution or liquidation of the Corporation, (ii) a sale of all or substantially all of the Corporation's assets, or (iii) a tender within the meaning of section 14 of the Exchange Act made for 5% or more of the Corporation's stock by any person other than the Corporation or any of its subsidiaries.

     Modifications. The Committee is authorized, within the provisions of the 1995 Stock Option Plan, to amend the terms of outstanding restricted performance shares to modify or extend outstanding options or SARs or to exchange new options for outstanding options, including outstanding options with a higher exercise price than the new options.


FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the federal income tax consequences of the ISOs and NSOs under the 1995 Stock Option Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

     ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of section 422 of the IRC. NSOs need not comply with such requirements.


     An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price) or
(ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Corporation is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Corporation will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.


     An optionee is not taxed on the grant of a NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Corporation is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Corporation does not receive a deduction for this gain.


NEW 1995 STOCK OPTION PLAN BENEFITS

     The Committee has full discretion to determine the number and amount of options to be granted to employees under the 1995 Stock Option Plan. Therefore, the benefits and amounts that will be received by the Chief Executive Office and the four other most highly compensated executive officers, the executive officers as a group and all other employees are not determinable. Details on stock options granted during the last three years to the Chief Executive Officer and the four other most highly compensated executive officers are presented in the table entitled "Summary Compensation Table."

REQUIRED APPROVAL

     The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Meeting is required to approve the 1995 Stock Option Plan. Properly executed proxies received by the Corporation which have not indicated any vote on the 1995 Stock Option Plan will be voted "FOR" approval of the 1995 Stock Option Plan.

     THE  BOARD  RECOMMENDS  A VOTE  FOR THE APPROVAL OF THE 1995 STOCK OPTION
PLAN.


                              APPROVAL OF AUDITORS

     The Board has selected KPMG Peat Marwick LLP as independent auditor for the Corporation for the 1995 fiscal year, subject to the approval of the shareholders. KPMG Peat Marwick LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of KPMG Peat Marwick LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITOR FOR THE CORPORATION FOR THE 1995 FISCAL YEAR.


                              SHAREHOLDER PROPOSAL

SHAREHOLDER'S PROPOSAL TO CHANGE METHOD OF COMPENSATING THE DIRECTORS OF THE CORPORATION

     The Corporation has been advised that a shareholder intends to present a proposal at the Meeting. The name and address of the shareholder and the number of shares of the Corporation's Common Stock owned by such individual will be furnished by the Corporation to any person, either orally or in writing, as requested, promptly upon either the oral or written request therefor. Requests should be directed to the Corporations's Assistant Corporate Secretary, Mary Anne Bell. The proposal and supporting statement submitted by the shareholder are quoted below. The Board opposes the proposal for the reasons stated below.

SHAREHOLDER PROPOSAL


     The shareholders of WestAmerica Corporation [sic] request the Board of Directors take the necessary steps to amend the company's governing instruments to adopt the following:


     Beginning on the 1996 WestAmerica Corporation fiscal year all members of the Board of Director's total compensation will be 1000 shares of WestAmerica Corporation common stock each year. No other compensation of any kind will be paid.

SHAREHOLDER'S SUPPORTING STATEMENT

     For many years the [*] Family have been submitting for shareholder vote, at this corporation as well as other corporations, proposals aimed at putting management on the same playing field as the shareholders. This proposal would do just that.

     A few corporations have seen the wisdom in paying directors solely in stock. Most notably, Scott Paper and Travelers. Ownership in the company is the American way. We feel that this method of compensation should be welcomed by anyone who feels they have the ability to direct a major corporation's fortunes.

     The directors would receive 1000 shares each year. If the corporation does well, the directors will make more money in the value of the stock they receive and the dividend that usually rise with more profits. If things go bad, they will be much more inclined to correct things, because it will be coming directly out of their pockets. Instead of the way it is done now, where directors receive the same compensation for good or bad performance.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL

     The Board recommends that the shareholders vote against this proposal.

     The Board agrees that the shareholders of the Corporation deserve a Board which is "accountable" to the Corporation and its shareholders and that share ownership is a relevant factor in considering a director's qualifications. However, the Board believes that the Corporation's current compensation package for its directors encourages and mandates the type of "accountability" that the shareholder desires and is supported by well settled legal standards concerning the duties of directors.

     The Corporation's directors include men and women who are leaders in a wide range of business fields. The experience and varied perspectives they bring to the Board's deliberations are critical in making informed, reasoned policy decisions on the diverse and complex issues with which the Board must deal. In order for the Corporation to attract and retain highly qualified individuals to serve on the Board, the Corporation must provide compensation to its directors competitive with that which is provided by other public companies.

     In California, the majority of public corporations compensate their directors with cash payments as well as other benefits. During 1994, each of the directors of the Corporation received an annual retainer of $14,000. In addition, each director received $1,000 for every meeting of the Board that he or she attended. Nonemployee directors received $500 for each committee meeting attended and the chairman of each committee received an additional $250 for each committee meeting attended. As Chairman of the Board, David L. Payne is compensated as an employee and does not receive any annual retainer or a director's fee for attending Board or committee meetings. The average outside director spends 12-20 hours per month on Corporation matters (the hours vary because directors who are members of more than one committee spend more time), and travels 12 times (meetings are monthly) per year to Board and committee meetings (the Board and the various committee meetings take place over a two-day period). Since the time a director spends on Corporation matters and travel is time away from that director's principal occupation or business, the Corporation compensates its directors in cash payments just as a shareholder would expect to be compensated for services which he or she provides to a business employing him or her.

     The supporting statement to the shareholder's proposal states that by compensating the directors with Common Stock, the directors will be more "accountable" to the Corporation. This sentiment presupposes that the director's existing interest in the Corporation is limited to the receiving of an annual retainer and a director's fee for attending Board and committee meetings. In fact, the members of the Board have a significant ownership interest in the Corporation. The directors of the Corporation, as of February 1, 1995, owned 131,287 shares or 1.42% of the outstanding shares of the Corporation on that


- ----------
* The name of the individual will be furnished by the Corporation, either orally or in writing, as requested, to any person promptly upon either the oral or written request therefor.

date. The Corporation currently requires that each director own at least $1,000 worth of the Corporation's stock. The Board believes that an individual's level of share ownership is not necessarily the best indicator of judgment and commitment to the Corporation.

     THE  BOARD  THEREFORE  RECOMMENDS  A VOTE  AGAINST  THE  ABOVE  SHAREHOLDER
PROPOSAL.

                                 OTHER MATTERS

     Management of the Corporation does not know of any matters to be presented at the Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

     For a matter to be properly  brought  before the Meeting by a  shareholder, section 2.02 of the Corporation's Bylaws ("Section 2.02") provides that the shareholder must deliver or mail a written notice to the Secretary (or Assistant Secretary) of the Corporation not less than 14 days nor more than 50 days prior to the Meeting. Section 2.02 also provides that the notice must set forth as to each matter that the shareholder proposes to bring before the Meeting a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the Meeting, the name and residence address of the shareholder proposing such business, the number of shares that are owned by the shareholder and any material interest of the shareholder in such business.

     The cost of the solicitation of proxies in the accompanying form, including, but not limited to, the cost of a proxy solicitation firm, will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost not to exceed $5,500 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

                                             BY ORDER OF THE BOARD OF
                                              DIRECTORS

                                             /s/ Mary Anne Bell
                                             ----------------------------------
                                             Mary Anne Bell
                                             Assistant Corporate Secretary

Dated: March 21, 1995

                                                                       EXHIBIT A
                          WESTAMERICA BANCORPORATION
                          STOCK OPTION PLAN OF 1995
                         (AS ADOPTED APRIL 25, 1995)

                              TABLE OF CONTENTS

                                                                    PAGE
                                                                  --------

I.         DEFINITIONS ..........................................     1
            1. "Award" ..........................................     1
            2. "Board" ..........................................     1
            3. "Code" ...........................................     1
            4  "Committee" ......................................     1
            5. "Common Stock" ...................................     1
            6. "Corporation" ....................................     1
            7. "Employee" .......................................     1
            8. "Fair Market Value" ..............................     1
            9. "Grant" ..........................................     1
           10. "ISO" ............................................     1
           11. "NQSO" ...........................................     1
           12. "Option Agreement" ...............................     1
           13. "Option" .........................................     1
           14. "Optionee" .......................................     1
           15. "Plan" ...........................................     1
           16. "SAR" ............................................     1
           17. "Subsidiary" .....................................     1
           18. "Westamerica Bancorporation" .....................     1
II.        PURPOSE ..............................................     1
III.       SHARES SUBJECT TO THE PLAN ...........................     2
IV.        ADMINISTRATION OF THE PLAN ...........................     2
           1. Committee Procedures ..............................     2
           2. Committee Responsibilities ........................     2
           3. Modification, Extension and Renewal of Awards  ....     3
           4. Limitations on SARs and Options ...................     3
IVA.       STOCK APPRECIATION RIGHTS ............................     3
V.         ELIGIBLE EMPLOYEES ...................................     3
VI.        OPTION EXERCISE PRICE ................................     3
VII.       PAYMENT OF OPTION EXERCISE PRICE .....................     4
VIII.      TERMS AND EXERCISE OF OPTIONS ........................     4
IX.        TERMINATION OF EMPLOYMENT ............................     4
X.         NON-TRANSFERABILITY ..................................     4
XI.        RESTRICTED PERFORMANCE SHARE GRANTS ..................     5
XII.       ADJUSTMENTS UPON CHANGES IN STOCK ....................     5
XIII.      RIGHTS AS AN OPTIONEE, STOCKHOLDER, OR EMPLOYEE  .....     5
XIV.       OTHER PROVISIONS .....................................     6
XV.        REGISTRATION AND RESALE ..............................     6
XVI.       EFFECTIVE DATE, TERM AND SHAREHOLDER APPROVAL  .......     6
XVII.      AMENDMENT OF PLAN ....................................     6
XVIII.     TAXES ................................................     6

                           WESTAMERICA BANCORPORATION
                           STOCK OPTION PLAN OF 1995

                                 I. DEFINITIONS

As used herein, the following terms have the following meanings:

     1. "Award" means an Option, a SAR or a Grant.

     2. "Board" means the Board of Directors of the Corporation.

     3. "Code" means the Internal Revenue Code of 1986, as amended.

     4. "Committee" means the Committee described in Article IV hereof.

     5. "Common Stock" means the Common Stock of the Corporation.

     6.   "Corporation"   means   Westamerica   Bancorporation,   a   California
corporation.

     7. "Employee" means any officer or salaried employee of Westamerica Bancorporation.

     8. "Fair Market Value" shall mean (i) the mean of the highest and lowest selling price of a share of Common Stock on the principal exchange which the shares are trading, on the first trading day immediately preceding the date on which the Fair Market Value is determined, or (ii) if the shares are not traded on an exchange but are quoted on the National Market System or a successor quotation system, the mean of the highest and lowest selling price on the first trading day immediately preceding the date on which the Fair Market Value is determined, or (iii) if the shares are not traded on an exchange or quoted on the National Market System or a successor quotation system, the fair market value of a share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     9. "Grant" means a restricted  performance  share grant awarded pursuant to
Article XI.

     10. "ISO" means a stock option that is intended to meet the requirements of section 422 of the Code and is designated an Incentive Stock Option or ISO by the Committee.

     11. "NQSO" means an option that is not an ISO.

     12. "Option Agreement" means a written option agreement duly executed on behalf of the Corporation, delivered to an Optionee, and executed by such Optionee in accordance with Article XIII hereof.

     13. "Option" means either an ISO or an NQSO granted under the Plan and entitling the holder to purchase share(s) of Common Stock.

     14. "Optionee" means an Employee who has been granted an Option.

     15. "Plan" means the Westamerica Bancorporation Stock Option Plan of 1995, as set forth herein.

     16. "SAR" means a stock appreciation right granted pursuant to Article IVA.

     17. "Subsidiary" shall mean any corporation, if the Corporation and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     18. "Westamerica Bancorporation" means the Corporation or any present or future Subsidiary.

                                  II. PURPOSE

     It is the purpose of the Plan to provide a means whereby those Employees who have responsibilities for the successful administration and management of Westamerica Bancorporation and whose present and potential contributions to the success of Westamerica Bancorporation are of importance to the Corporation can acquire a proprietary interest in the Corporation thereby providing an incentive for continuing beneficial services to the Corporation.

                        III. SHARES SUBJECT TO THE PLAN

     1. The aggregate number of shares which may be issued under Awards during any calendar year shall be that number which is equal to 2.0% of the number of issued and outstanding shares of Common Stock of the Corporation as of January 1 of such year (January 1, 1995 in the case of the first year), subject to adjustment as provided for in Article XII below. Any shares that have been reserved but not issued under Awards during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 400,000 shares of Common Stock shall be available for the grant of ISOs over the term of the Plan.

     2. For the purposes of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the annual limitation shares of Common Stock subject to Awards. If any Award expires, is canceled, forfeited or terminates for any reason before being exercised, then the shares of Common Stock subject to such Award shall again become available for future Awards under the Plan. In addition, when SARs are surrendered for cash, the shares of Common Stock subject to such SARs shall be restored to the share pool available for future Awards.

                         IV. ADMINISTRATION OF THE PLAN

     1. Committee Procedures. The Committee shall be designated by the Board and shall have such membership composition which enables the Plan to qualify under Rule 16b-3 issued under the Securities Exchange Act of 1934 (the "Exchange Act") with regard to the grant of Awards to persons who are subject to Section 16 of the Exchange Act. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     2. Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

     (a) To interpret the Plan and to apply its provisions;

     (b) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

     (c) To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;

     (d) To determine when Awards are to be granted under the Plan;

     (e) To select the recipients of Awards;

     (f) To determine the number of shares to be subject to each Award;

     (g) To prescribe the terms and conditions of each Award, including (without limitation) the exercise price, the vesting or duration of the Award (including accelerating the vesting of the Award), to determine whether an Option is to be classified as an ISO or NQSO, and to specify the provisions of the Award Agreement relating to such Award;

     (h) To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Employee who entered into such agreement;

     (i) To prescribe the consideration for the grant of each Award under the Plan and to determine the sufficiency of such consideration;

     (j) To determine the disposition of each Award under the Plan in the event of an Employee's divorce or dissolution of marriage;

     (k) To determine whether Options or other Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

     (l)  To  correct  any  defect,   supply  any  omission,  or  reconcile  any
inconsistency in the Plan, or any Option or Award Agreement; and

     (m) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Award recipients, and all persons deriving their rights from an Award recipient. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award to acquire Shares under the Plan.

     3. Modification, Extension and Renewal of Awards. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or may accept the cancellation of outstanding Awards (to the extent not previously exercised) in return for the grant of new Awards at the same or a different price or without regard to such grants. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Employee, impair his rights or increase his obligations under such Award.

     4.  Limitations  on SARs and Options.  No Employee shall be granted SARs or
Options during any calendar year in excess of 1.0% of the total outstanding shares of Common Stock of the Corporation on January 1, 1995.

                         IVA. STOCK APPRECIATION RIGHTS

     1. The Committee shall also have the authority to grant SARs on such terms and conditions as it deems appropriate, consistent with the purposes of the Plan. On surrender of each SAR, the SAR holder shall receive a cash payment equal to the difference obtained by subtracting (1) the Fair Market Value of one share of Common Stock on the surrender date from (2) the Fair Market Value of one share of Common Stock on the date the SAR was granted.

     2. The Committee shall from time to time determine which Employees shall be granted SARs under the Plan, the terms thereof, and the number of SARs to be granted.

     3. The term of a SAR shall be determined by the Committee but in no event shall the term extend beyond ten years from the date of the grant. SARs may be exercisable in full or in installments, as the Committee determines at the date of grant.

     4. The provisions of this Plan applicable to Options shall apply to SARs where the context so permits and as necessary to carry out the purposes of the Plan.

                             V. ELIGIBLE EMPLOYEES

     1. The persons who shall be eligible to receive Options shall be such Employees as the Committee, in its sole discretion, shall select from time to time during the duration of the Plan.

     2. A director of the Corporation or of a Subsidiary shall not be eligible to receive an Option unless such director is also an Employee.

     3. No person shall be eligible to receive an Option who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Subsidiary.

                          VI. OPTION EXERCISE PRICE

     The exercise price of each Option granted hereunder shall be determined by the Committee, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Option is granted, as determined by the Committee. Such exercise price shall be adjusted as provided in Article XII hereof.

                    VII. PAYMENT OF OPTION EXERCISE PRICE

     The exercise price with respect to the Common Stock being purchased by an Optionee upon the exercise of an Option in whole or in part shall be paid in full to the Corporation either (i) in cash, (ii) by delivery of Common Stock owned by the Optionee for such duration as may be specified by the Committee and duly endorsed for transfer to the Corporation, or (iii) a combination of cash and Common Stock. Shares of Common Stock owned by the Optionee and delivered to the Corporation in payment of all or part of the exercise price of an Option shall be valued for this purpose at one hundred percent (100%) of the Fair Market Value of such Common Stock on the day of such exercise, as determined by the Committee. Optionees electing to pay all or part of the exercise price of an Option by delivery of Common Stock shall not be entitled to receive fractional shares to the extent, if any, that the Fair Market Value of such Common Stock exceeds such exercise price, but instead shall be entitled to cash in lieu thereof. To the extent that an Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares of Common Stock and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate exercise price and any taxes. To the extent that an Option Agreement so provides, payment may also be made all or in part by delivery (on a form prescribed by the Committee) of an election to the Corporation to withhold a sufficient number of shares from the shares otherwise due upon exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Option, or by any other method of payment permitted under applicable laws, regulations or rules.

                     VIII. TERMS AND EXERCISE OF OPTIONS

     1. The term of each Option granted hereunder shall be determined by the Committee, but in no event shall the term of an ISO be greater than ten (10) years from the date of grant or such shorter term as may be fixed by the Committee.

     2. Each Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Option Agreement shall also specify the term of the Option. Subject to the preceding two sentences, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     3. Notwithstanding the preceding paragraph, all outstanding Options shall immediately become exercisable in full in the event that either (a) the shareholders of the Corporation approve a dissolution or liquidation of the Corporation or a sale of all or substantially all of the Corporation's assets to another corporation, or (b) a tender within the meaning of Section 14 of the Exchange Act is made for five percent (5%) or more of the Corporation's outstanding Common Stock by any person other than the Corporation or any of its Subsidiaries.

                        IX. TERMINATION OF EMPLOYMENT

     Each Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of employment with Westamerica Bancorporation, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

                            X. NON-TRANSFERABILITY

     Unless otherwise permitted by the Code and Section 16 of the Exchange Act and the interpretive letters thereunder, no Option may be transferred by an Optionee otherwise than by will or the laws of descent and distribution, and each Option may be exercised, during the Optionee's lifetime, only by the Optionee.

                    XI. RESTRICTED PERFORMANCE SHARE GRANTS

     1. The Committee shall also have the authority to award Restricted Performance Share Grants pursuant to agreements with such terms and conditions as it deems appropriate, consistent with the purposes of the Plan. In determining whether or not to award a Grant to a particular individual, the Committee shall consider the performance of Westamerica Bancorporation during the prior year and such individual's performance during such year.

     2. Such key Employees as shall be selected by the Committee in its sole discretion (hereinafter the "Grant Participants") shall be eligible to receive Grants hereunder.

     3. The provisions of this Plan applicable to Options shall apply to Grants where the context so permits and as necessary to carry out the purposes of the Plan.

     4. A Grant shall become vested, in full or in installments, upon satisfaction of the conditions set forth in the Grant Agreement. The Committee in its sole discretion shall determine when all or any installment of a Grant is to vest and when a Grant is to expire or be terminated. Settlement of vested Grants may be made in the form of cash or shares of Common Stock or any combination of both, and may be made in a lump sum or installments. The actual number of Grants eligible for settlement may be larger or smaller than the number included in the Grant Agreement, based on predetermined performance factors.

     5. All outstanding Grants shall immediately be deemed to be fully vested and the appropriate number of shares of Common Stock shall be issued to the Grant Participants in the event that either (i) the shareholders of the Corporation approve a dissolution or liquidation of the Corporation or a sale of all or substantially all of the Corporation's assets to another corporation, or
(ii) a tender within the meaning of Section 14 of the Exchange Act is made for five percent (5%) or more of the Corporation's outstanding Common Stock by any person other than the Corporation or any of its Subsidiaries.

                     XII. ADJUSTMENTS UPON CHANGES IN STOCK

     In the event that (a) each outstanding share of Common Stock (except shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kinds of shares of stock or other securities of the Corporation or of another corporation, whether through merger, consolidation, reorganization, recapitalization or otherwise, or (b) a stock dividend is paid to holders of Common Stock or a stock split or reverse stock split is effected, then the Committee shall make appropriate and equitable adjustments and substitutions for (i) the number and type of shares appropriated for purposes of the Plan pursuant to Article III hereof but not yet covered by Awards, (ii) the number and type of shares subject to each Award then outstanding, and (iii) the exercise price of each Award then outstanding so that there will be no change in the aggregate exercise price payable upon the exercise of such outstanding Awards and so that an Award recipient does not receive additional benefits, within the meaning of Section 424(a) of the Code.

             XIII. RIGHTS AS AN OPTIONEE, STOCKHOLDER, OR EMPLOYEE

     Nothing contained in the Plan, in any resolution adopted by the Board, in any approval by the stockholders of the Corporation or in any action taken by the Committee shall vest in any individual employed by the Corporation or by any Subsidiary the right to receive any Award under the Plan. No person shall acquire any rights as contemplated by or pursuant to the Plan unless and until a written Option or Award Agreement shall have been duly executed on behalf of the Corporation by such officer and officers as the Committee shall designate for such purpose, delivered to the Optionee named therein, and executed by him. No person shall have any rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to the Optionee for such shares. Nothing contained in the Plan shall confer, and each Option or Award Agreement shall expressly provide that the granting of an Award does not confer on any Employee any right to or guarantee of continued employment by Westamerica Bancorporation, or in any way limit the right of Westamerica Bancorporation to terminate the employment of any Employee at any time and for any reason.

                             XIV. OTHER PROVISIONS

     Notwithstanding the express provisions of the Plan, any Option may be granted on such additional or more restrictive terms as the Committee shall deem advisable consistent with the Plan.

                          XV. REGISTRATION AND RESALE

     The Plan, the shares of Common Stock subject thereto, and the Awards granted thereunder may, in the discretion of the Board, be registered under the Securities Act of 1933, as amended, or under the securities laws of any state. As a condition to the grant of any Award under the Plan or the issuance of shares of Common Stock upon the exercise thereof, the Committee may require that the Employee agree to comply with such provisions of Federal and State securities laws as may be applicable to such grant or issuance or the sale of shares acquired thereby and deliver to the Corporation a written agreement in form and substance satisfactory to the Corporation and its counsel implementing such agreement.

               XVI. EFFECTIVE DATE, TERM AND SHAREHOLDER APPROVAL

     The Plan shall become effective upon approval by the stockholders of the Corporation and shall remain in effect until April 24, 2005, unless it is sooner terminated by the Board. In any event the Plan shall terminate no later than April 24, 2005, and no Awards may be granted under the Plan thereafter.

                            XVII. AMENDMENT OF PLAN

     The Board may at any time in its discretion terminate, suspend, revise, modify or amend the Plan in any manner whatsoever. An amendment of the Plan shall be subject to the approval of the stockholders of the Corporation only to the extent required by applicable laws, regulations or rules.

                                  XVIII. TAXES

     As a condition to the exercise of an Award, the Employee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local tax obligations that may arise in connection with such exercise. The Employee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Award. Such arrangements may include share withholding or the delivery of previously owned shares of Common Stock in accordance with the Committee's rules.

     This Plan is adopted this 25th day of April, 1995.

                                        WESTAMERICA BANCORPORATION
                                        By
                                        ----------------------------------------
                                                            Name
                                        Its
                                        ----------------------------------------
                                                            Title

                                                                     APPENDIX B


                                     WESTAMERICA BANCORPORATION

                                  CONFIDENTIAL VOTING INSTRUCTIONS
                 TO THE TRUSTEE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                     WESTAMERICA BANCORPORATION

                      FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 25, 1995

                The undersigned holder hereby authorizes and instructs the Trustee of the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan to represent and vote, as designated below, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 7:30 p.m. on Tuesday, April 25, 1995 and any postponement or adjournment thereof.


   P           These  confidential  voting  instructions  to the  Trustee,  when properly executed, will be voted as directed herein by the undersigned R shareholder. IF NO INSTRUCTIONS ARE RECEIVED, THE TRUSTEE WILL VOTE
          ALL OF THE SHARES FOR WHICH YOU ARE ENTITLED TO PROVIDE INSTRUCTION O IN THE SAME PROPORTION AS SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED.
          The Trustee  may vote according to its discretion  on any other matter
   X      which may properly come before the meeting.


   Y           PLEASE  MARK,  SIGN,  DATE AND  MAIL  THESE  CONFIDENTIAL  VOTING
          INSTRUCTIONS PROMPTLY, USING THE ENCLOSED ENVELOPE.

- ----------------------------------------
COMMENTS/ADDRESS CHANGE:               |
                                       |    (Continued and to be signed
                                       |          on other side)
                                       |

                                                                    Please mark
                                                             / X /   your votes
          --------                                                    as this
          COMMON
THE BOARD OF DIRECTORS RECOMMENDS A          THE BOARD OF DIRECTORS RECOMMENDS
    VOTE FOR ITEMS 1, 2, 3 AND 4.            A VOTE AGAINST ITEM 5.


                                  WITHHELD
                               FOR FOR ALL                 FOR  AGAINST  ABSTAIN
Item 1--ELECTION OF DIRECTORS  / /    / /    Item 3--      / /    / /      / /
        Etta Allen, Louis E.                 APPROVAL OF
        Bartolini, Charles I.                1995 STOCK OPTION PLAN.
        Daniels, Jr., Don Emerson,
        Emerson, Arthur C. Latno, Jr.,       Item 4--      / /    / /      / /
        Patrick D. Lynch, Catherine C.       APPROVAL OF
        MacMillan, Dwight H. Murray, Jr.,    AUDITORS.
        Ronald A. Nelson, Carl R. Otto,
        David L. Payne, Edward B.            Item 5--      / /    / /      / /
        Sylvester                            SHAREHOLDER'S
                                             PROPOSAL CONCERNING CHANGING
WITHHELD FOR: (Write that nominee's name     METHOD OF COMPENSATION
in the space provided below).                FOR DIRECTORS.


- ------------------------------------------     I PLAN TO ATTEND MEETING    / /
                     FOR  AGAINST  ABSTAIN   If you check this box to the
Item 2--APPROVAL OF  / /    / /      / /     right an admission card will
        AMENDMENT                                  be sent to you.
        OF RESTATED
        ARTICLES OF                            I have made an address      / /
        INCORPORATION.                        change or comment on the
                                             reverse side of this proxy.


                                   Receipt is acknowledged of the Proxy Statement for the meeting. Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

SIGNATURE(S)____________________________________________ DATE___________________
    NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                              FOLD AND DETACH HERE

                        WESTAMERICA BANCORPORATION LOGO


                                                                  March 21, 1995
Dear Participant:

     As a participant in the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (the "Plan"), you have an interest in the Annual Meeting of Shareholders of Westamerica Bancorporation which will be held on Tuesday, April 25, 1995 (the "Meeting"). You may direct the Trustee of the Plan how to vote all full and fractional shares of Westamerica Bancorporation stock standing to the credit of your individual account(s) (from the Supplemental Retirement Plan Account, Employer Matching Contributions and Employee Contributions) as of December 31, 1994, and your pro rata share of any unallocated shares held by the Plan as of March 1, 1995.

     For your information, we have enclosed a copy of the Proxy Statement and the Annual Report supplied to shareholders of Westamerica Bancorporation. The enclosed Proxy Statement describes five proposals to be voted on by the shareholders of Westamerica Bancorporation at the Meeting. The Board of Directors of Westamerica Bancorporation recommends a vote FOR PROPOSALS 1, 2, 3 AND 4 and AGAINST PROPOSAL 5. Please instruct the Trustee how to vote on these proposals by indicating your selection on the above proxy. The Trustee will keep your individual instructions confidential and will not disclose them to Westamerica Bancorporation or its officers and directors.


     If the Trustee does not receive written instructions from you before the close of business on April 18, 1995, it will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. Under the terms of the Plan, with respect to fractional shares in plan accounts (from the Supplemental Retirement Plan
Account, Employer Matching Contributions and Employee Contributions), the Trustee may pool the results of instructions received from all participants to whom fractional shares have been allocated and vote such shares accordingly.

     The Trustee may also use its discretion in voting on any other business which may properly be brought before the Meeting (or any adjournment thereof) that was not specified in the Notice of Annual Meeting of Shareholders. Please instruct the Trustee how to vote your shares. A return envelope is enclosed for your convenience.


                                             Sincerely yours,



                                             /s/ Mary Anne Bell


                                             Mary Anne Bell
                                             Assistant Corporate Secretary

                                                                      APPENDIX C

                                WESTAMERICA BANCORPORATION

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                WESTAMERICA BANCORPORATION

                 FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 25, 1995


                The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 7:30 p.m. on Tuesday, April 25, 1995, upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment
  P       thereof.


  R            This Proxy,  when  properly  executed,  will be voted as directed herein by the undersigned  shareholder.  If no direction is indicated,
  O this Proxy will be voted FOR all nominees, FOR Items 2, 3 and 4 and AGAINST Item 5.
  X
              PLEASE MARK, SIGN, DATE AND MAIL THIS  PROXY PROMPTLY,  USING  THE
  Y       ENCLOSED ENVELOPE.

- ----------------------------------------
COMMENTS/ADDRESS CHANGE:               |
                                       |    (Continued and to be signed
                                       |          on other side)
                                       |

                                                                    Please mark
                                                               /X/   your votes
          --------       ----------------------------                  as this
          COMMON         DIVIDEND REINVESTMENT SHARES
THE BOARD OF DIRECTORS RECOMMENDS A          THE BOARD OF DIRECTORS RECOMMENDS
    VOTE FOR ITEMS 1, 2, 3 AND 4.                 A VOTE AGAINST ITEM 5.


                                  WITHHELD
                               FOR FOR ALL                 FOR  AGAINST  ABSTAIN
Item 1--ELECTION OF DIRECTORS  / /    / /    Item 3--      / /    / /      / /
        Etta Allen, Louis E.                 APPROVAL OF
        Bartolini, Charles I.                1995 STOCK OPTION PLAN.
        Daniels, Jr., Don Emerson,
        Emerson, Arthur C. Latno, Jr.,       Item 4--      / /    / /      / /
        Patrick D. Lynch, Catherine C.       APPROVAL OF
        MacMillan, Dwight H. Murray, Jr.,    AUDITORS.
        Ronald A. Nelson, Carl R. Otto,
        David L. Payne, Edward B.            Item 5--      / /    / /      / /
        Sylvester                            SHAREHOLDER'S
                                             PROPOSAL CONCERNING CHANGING
WITHHELD FOR: (Write that nominee's name     METHOD OF COMPENSATION
in the space provided below).                FOR DIRECTORS.


- ------------------------------------------     I PLAN TO ATTEND MEETING    / /
                     FOR  AGAINST  ABSTAIN   If you check this box to the
Item 2--APPROVAL OF  / /    / /      / /     right an admission card will
        AMENDMENT                                 be sent to you.
        OF RESTATED
        ARTICLES OF                          Discontinue mailing Annual    / /
        INCORPORATION.                         Report Subject to Proxy
                                                     Regulations

                                               I have made an address      / /
                                              change or comment on the
                                             reverse side of this proxy.


                                   Receipt is acknowledged of the Proxy Statement for the meeting. Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

SIGNATURE(S)____________________________________________ DATE___________________
    NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                              FOLD AND DETACH HERE


                      MEETING TICKET REQUEST INSTRUCTIONS

                           WESTAMERICA BANCORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                      7:30 P.M., TUESDAY, APRIL 25, 1995

                       THE SHOWCASE THEATRE, MARIN CENTER
                             SAN RAFAEL, CALIFORNIA


You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the "I Plan to Attend Meeting" box on your proxy and return it in the enclosed pre-addressed return envelope to Westamerica Bancorporation, c/o Chemical Trust Company of California, P.O. Box 24871, New York, NY 10242-4871. You will be mailed a ticket entitling admission for two people.


- --------------------------------------------------------------------------------

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at (415) 257-8024.

                    DO NOT RETURN THIS CARD WITH YOUR PROXY